INVENTORIES, NET (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
INVENTORIES, NET
Raw materials, parts and supplies	$ 1,105	$ 1,707
Finished products	2,064	3,169
Inventories, net	3,169	4,876
Valuation adjustment for slow inventory	$ 1,527	$ 232